Exhibit j

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees
CitiFunds Trust III:

We consent to the use of our report dated October 21, 2005, for Citi U.S. Treasury Reserves, a series of CitiFunds Trust III, and U.S. Treasury Reserves Portfolio, as of August 31, 2005, incorporated herein by reference, and to the references to our firm under the headings "Financial Highlights" in the prospectus and "Independent Registered Public Accounting Firm" in the Statement of Additional Information.


                                                                 /s/ KPMG LLP


New York, New York
December 27, 2005

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees
CitiFunds Trust III:

We consent to the use of our report dated October 21, 2005, for Citi California Tax Free Reserves, a series of CitiFunds Trust III, as of August 31, 2005, incorporated herein by reference, and to the references to our firm under the headings "Financial Highlights" in the prospectus and "Independent Registered Public Accounting Firm" in the Statement of Additional Information.


                                                                 /s/ KPMG LLP


New York, New York
December 27, 2005

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees
CitiFunds Trust III:

We consent to the use of our report dated October 21, 2005, for Citi Cash Reserves, a series of CitiFunds Trust III, and Liquid Reserves Portfolio, as of August 31, 2005, incorporated herein by reference, and to the references to our firm under the headings "Financial Highlights" in the prospectus and "Independent Registered Public Accounting Firm" in the Statement of Additional Information.


                                                                 /s/ KPMG LLP


New York, New York
December 27, 2005

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees
CitiFunds Trust III:

We consent to the use of our report dated October 21, 2005, for Citi Connecticut Tax Free Reserves, a series of CitiFunds Trust III, as of August 31, 2005, incorporated herein by reference, and to the references to our firm under the headings "Financial Highlights" in the prospectuses and "Independent Registered Public Accounting Firm" in the Statement of Additional Information.


                                                                 /s/ KPMG LLP


New York, New York
December 27, 2005

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees
CitiFunds Trust III:

We consent to the use of our report dated October 21, 2005, for Citi New York Tax Free Reserves, a series of CitiFunds Trust III, as of August 31, 2005, incorporated herein by reference, and to the references to our firm under the headings "Financial Highlights" in the prospectus and "Independent Registered Public Accounting Firm" in the Statement of Additional Information.


                                                                  /s/ KPMG LLP


New York, New York
December 27, 2005

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees
CitiFunds Trust III:

We consent to the use of our report dated October 21, 2005, for Citi Tax Free Reserves, a series of CitiFunds Trust III, and Tax Free Reserves Portfolio, as of August 31, 2005, incorporated herein by reference, and to the references to our firm under the headings "Financial Highlights" in the prospectus and "Independent Registered Public Accounting Firm" in the Statement of Additional Information.


                                                                 /s/ KPMG LLP


New York, New York
December 27, 2005